Supplement to Institutional Prospectus
HC Strategic Shares
Dated November 2, 2009 for
HC Capital Trust
The date of this Supplement is March 31, 2010
The Institutional Small Capitalization Equity Portfolio: Effective March 26, 2010, the investment advisory relationship between the Trust and Mellon Capital Management Corporation with respect to The Institutional Small Capitalization Equity Portfolio has been terminated. Each of Frontier Capital Management Company LLC, IronBridge Capital Management LP, Pzena Investment Management, LLC, Sterling Johnston Capital Management, L.P. and SSgA Funds Management, Inc. continues to provide investment advisory services to the Portfolio.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
Supplement to Institutional Prospectus for HC Capital Trust